DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus New Jersey Municipal Money Market Fund, Inc. for the 12-month period ended January 31, 1998. Your Fund produced a yield of 2.92%, and after taking into account the effect of compounding, the effective yield was 2.96%.*
The Economy
    While the Federal Reserve Board's January "beige book" report on regional economic conditions found the beginnings of an Asian slowdown effect across the country, the U.S. economy still evidenced considerable vibrancy during the recent reporting period. Real Gross Domestic Product (GDP) growth remained steady at 3.1% in the third quarter of 1997 and positive year-end data had analysts projecting fourth-quarter GDP growth at an even stronger 3.7%. In November, the Commerce Department reported a gain in personal income of 0.8%, the biggest since June 1996 and the thirteenth consecutive monthly increase. Disposable, or after-tax, income also increased in November, by 0.7%. Meanwhile, employment during October, November and December rose at the fastest pace since 1994. Consumer confidence was on the rise, too, soaring to
134.5 in December - its highest point in nearly three decades. Still, the impact of the economic deterioration in Asia has led many analysts to anticipate less robust U.S. growth ahead as slower export growth and currency declines take their toll.
    It appears that fallout from the Asian crisis may also further tame U.S. inflation, as Asian currency devaluations translate into lower import product prices and pressure on U.S. companies to keep their prices in line - and competitive. In fact, the 1997 U.S. inflation rate is already historically low at 1.7%, the lowest level since the 1960s. Producer prices continued to fall in December for the ninth straight month, dropping 1.2% during 1997. Consumer prices have been rising slightly, however, at about a 1.8% rate in 1997. That is because service prices, influenced by tight labor markets, make up slightly more than half the consumer price index. While the Federal Reserve Board (the "Fed") has made no change to interest rates since March 1997, many analysts now believe the Fed may ease rates if U.S. growth slows too much. Interest rates on money market securities dropped in January, as year-end upward pressures subsided and market sentiment began to factor in the possibility of a Fed interest-rate ease later this year.
Market Environment/Portfolio Activity
    While the Fed remained quiet over the summer months, market technicals (i.e., supply/demand) played a major role in the short-term municipal market. Supply of one-year notes dissipated as many securities matured in late June and early July. This increase in investable cash marketwide placed temporary downward pressure on yields. In the weeks to follow, issuers returned to the market with their summer financings, alleviating the supply and demand imbalance. While much of that new supply was comprised of national and California-exempt issuances, there were several attractive buying opportunities for the Fund.
    As year-end approached, we saw a temporary rise in short-term rates as a result of corporate seasonal "window dressing." In addition, dealers priced securities at attractive levels in order to minimize their year-end inventory. The overall decrease in demand for securities that resulted caused yields to rise temporarily. However, assets flowed back into the tax-exempt money funds in early January, thereby putting downward pressure on rates. During this time period, yields on tax-exempt money market funds fluctuated in response to these supply and demand imbalances. By mid-January, the market stabilized and normal trading patterns, for the most part, returned. However, high quality New Jersey issues continue to be in short supply, which limits the potential for extending your Fund's average maturity. We will continue to seek out appropriate buying opportunities in the New Jersey market in the weeks ahead, as we monitor potential Fed activity and any other significant changes in the municipal money market. For all new investments, we will continue to meet the high credit quality standards which we require, and to provide a significant level of liquidity, commensurate with the needs of each Fund.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in this Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
February 18, 1998
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                                JANUARY 31, 1998
                                                                                                   Principal
Tax Exempt Investments-100.0%                                                                      Amount              Value
                                                                                                 ______________  ______________
New Jersey-95.8%
Atlantic County Improvement Authority, Revenue, VRDN
  (Aces Pooled Government Loan Program) 3.20% (LOC; Krediet Bank) (a,b).....                     $    4,800,000    $  4,800,000
Township of Brick, BAN 4.50%, 3/25/98.......................................                         10,365,000      10,373,535
Burlington County, BAN:
  4.25%, Series A, 6/12/98..................................................                         17,000,000      17,030,529
  4.40%, Series B, 6/12/98..................................................                          6,000,000       6,013,474
Township of East Brunswick, BAN 4%, 1/7/99..................................                         15,782,200      15,831,743
Essex County Improvement Authority, Revenue, VRDN
  (Aces Pooled Government Loan Program) 3.30% (LOC; Banco Santander) (a,b)..                         14,200,000      14,200,000
Hackensack, BAN 4.25%, 6/5/98...............................................                          7,814,000       7,825,495
Hudson County Improvement Authority, VRDN (Essential Purpose Pooled
Government Loan)
  3.55% (LOC: Comerica Bank and Fuji Bank) (a,b)............................                         16,240,000      16,240,000
Jersey City, BAN 4.25%, 1/15/99.............................................                          6,500,000       6,528,405
Monmouth County Improvement Authority, Revenue, VRDN
  (Aces Pooled Government Loan Program) 3.20% (LOC; Union Bank of Switzerland) (a,b).........        25,000,000      25,000,000
Morristown, BAN 4.50%, 5/6/98...............................................                          9,500,000       9,511,751
New Brunswick 4.125%, 7/31/98...............................................                          6,195,000       6,205,073
New Jersey Economic Development Authority
  SWDR (Newark Recycling) 3.95%, 12/15/98 (LOC; Societe Generale) (b).......                         18,000,000      18,000,000
  VRDN:
    EDR:
      (Black Horse Pike Limited Project)
        3.95% (Corp. Guaranty; Household Finance Corp.) (a).................                          5,400,000       5,400,000
      (Exit 8A Limited Partnership Project) 3.50% (LOC; Bank of Tokyo-Mitsubishi) (a,b).........      6,300,000       6,300,000
      (Merck and Co. Inc.) 3.95%, Series A (a)..............................                          1,000,000       1,000,000
      Refunding (Hartz and Rex Associates) 3.575%, Series B (LOC; Citibank) (a,b).........            2,000,000       2,000,000
      (White Horse Pike Limited Project)
        3.70% (Corp. Guaranty; Household Finance Corp.) (a).................                          7,600,000       7,600,000
    Mortgage Facilities Revenue
      (Rennoc Corp) 3.55% (LOC; Philadelphia National Bank) (a,b)...........                          4,105,000       4,105,000
    PCR, Refunding:
      (Hoffman La Roche Project) 3.35% (LOC; Wachovia Bank of Georgia) (a,b)                         20,000,000      20,000,000
      (Public Service Electric and Gas Co.)
        3.30%, Series A (Insured; MBIA and Liquidity Facility; Swiss Bank Corp.) (a).........        13,300,000      13,300,000
New Jersey Health Care Facilities Financing Authority, VRDN
  (Hospital Capital Asset Financing):
    3.35%, Series A (LOC; Chase Manhattan Bank) (a,b).......................                         13,200,000      13,200,000
    3.35%, Series D (LOC; Chase Manhattan Bank) (a,b).......................                         12,000,000      12,000,000
New Jersey Sports and Exposition Authority, State Contract, VRDN
  3.35%, Series C (Insured; MBIA and Liquidity Facility; Credit Suisse) (a).                         34,800,000      34,800,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
  3.20%, Series D (Insured; FGIC and Liquidity Facility; Societe Generale) (a)                       68,800,000      68,800,000
Ocean County, BAN 4.25%, 6/19/98............................................                          9,287,000       9,333,528

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      JANUARY 31, 1998
                                                                                                      Principal
Tax Exempt Investments (continued)                                                                    Amount          Value
                                                                                                  ______________  ______________
New Jersey (continued)
Township of Parsippany-Troy Hills, BAN 4%, 2/2/98...........................                          7,300,000       7,300,025
Patterson, BAN 4.50%, 5/21/98...............................................                      $  12,008,000    $ 12,025,213
Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN:
  3.20%, Series 2 (a).......................................................                          5,688,000       5,688,000
  (Versatile Structure Obligation):
    3.55%, Series 2 (LOC; Morgan Guaranty Trust Co.) (a,b)..................                          4,800,000       4,800,000
    3.60%, Series 3 (LOC; Morgan Guaranty Trust Co.) (a,b)..................                         16,100,000      16,100,000
    3.60%, Series 5 (Liquidity Facility; Bayerische Landesbank) (a).........                         36,100,000      36,100,000
    3.65%, Series 4 (LOC; Landesbank Hessen) (a,b)..........................                         17,900,000      17,900,000
State of New Jersey, GO Notes
  5%, Series E, 7/15/98.....................................................                         11,000,000      11,053,689
Township of Woodbridge, BAN:
  4.25%, 7/1/98.............................................................                         20,000,000      20,035,604
  4.25%, 7/31/98............................................................                         22,000,000      22,042,175
U.S. Related-4.2%
Commonwealth of Puerto Rico, Government Development Bank, VRDN, Refunding
  3.25%, (Insured; MBIA and Liquidity Facility; Credit Suisse) (a)..........                         22,100,000      22,100,000
                                                                                                                  _____________
Total Investments (cost $530,543,239).......................................                                       $530,543,239
                                                                                                                  =============
Summary of Abbreviations
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                 Insurance Corporation
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
GO            General Obligation                                 SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            _________                      ___________________         _____________________
F1+/F1                             VMIG1/MIG1, P1                 SP1+/SP1, A1+/A1                  76.9%
AAA/AA (d)                         Aaa/Aa (d)                     AAA/AA (d)                         3.6
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                     19.5
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======
Notes to Statement of Investments:
  (a)    Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
  (b)    Secured by letters of credit. At January 31, 1998, 33.2% of the
         Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks.
  (c)    Fitch currently provides creditworthiness information for a limited number of investments.
  (d)    Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
  (e)    Securities which, while not rated by Fitch, Moody's and Standard &
         Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                  JANUARY 31, 1998
                                                                                                    Cost           Value
                                                                                                ______________    ____________
ASSETS:                          Investments in securities-See Statement of Investments         $530,543,239      $530,543,239
                                 Interest receivable........................                                         5,128,368
                                 Prepaid expenses...........................                                            49,532
                                                                                                                 _____________

                                                                                                                   535,721,139
                                                                                                                 _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         217,834
                                 Cash overdraft due to Custodian............                                         2,613,647
                                 Payable for investment securities purchased                                         6,528,405
                                 Accrued expenses...........................                                            95,392
                                                                                                                 _____________

                                                                                                                     9,455,278
                                                                                                                 _____________
NET ASSETS..................................................................                                      $526,265,861
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital............................                                      $526,445,210
                                 Accumulated net realized gain (loss) on investments                                  (179,349)
                                                                                                                 _____________
NET ASSETS..................................................................                                      $526,265,861
                                                                                                                 =============
SHARES OUTSTANDING
(2 BILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)...............                                       526,445,210
NET ASSET VALUE, offering and redemption price per share....................                                             $1.00
                                                                                                                        ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                                       YEAR ENDED JANUARY 31, 1998
INVESTMENT INCOME
INCOME                       Interest Income................................                                       $19,118,751
EXPENSES:                    Management fee-Note 2(a).......................                   $  2,685,055
                             Shareholder servicing costs-Note 2(b)..........                        545,819
                             Custodian fees.................................                         52,881
                             Professional fees..............................                         51,626
                             Directors' fees and expenses-Note 2(c).........                         38,223
                             Prospectus and shareholders' reports...........                         25,158
                             Registration fees..............................                         19,138
                             Miscellaneous..................................                         12,660
                                                                                               ____________
                               Net Expenses...............................................                           3,430,560

                                                                                                                  ____________
INVESTMENT INCOME-NET        ...............................................                                        15,688,191
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                           (16,731)
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $15,671,460
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Year Ended        Year Ended
                                                                                           January 31, 1998   January 31, 1997
                                                                                           _________________  ________________
OPERATIONS:
  Investment income-net...................................................                     $  15,688,191     $  16,234,965
  Net realized gain (loss) on investments.................................                           (16,731)           (4,210)
                                                                                               _____________     _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations.......                        15,671,460        16,230,755
                                                                                               _____________     _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................                       (15,688,191)      (16,234,965)
                                                                                               _____________     _____________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold...........................................                       608,741,936       653,656,150
  Dividends reinvested....................................................                        14,106,775        14,796,841
  Cost of shares redeemed.................................................                      (657,825,855)     (754,746,193)
                                                                                               _____________     _____________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.....                       (34,977,144)      (86,293,202)
                                                                                               _____________     _____________
      Total Increase (Decrease) in Net Assets.............................                       (34,993,875)      (86,297,412)
NET ASSETS:
  Beginning of Period.....................................................                       561,259,736       647,557,148
                                                                                               _____________     _____________
  End of Period...........................................................                      $526,265,861      $561,259,736
                                                                                               =============     =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Year Ended January 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1998        1997        1996        1995        1994
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period.........             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net........................        .       .029        .027        .032        .025        .021
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........               (.029)      (.027)      (.032)      (.025)      (.021)
                                                               ______      ______      ______      ______      ______
    Net asset value, end of period...............             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN..........................                2.96%       2.75%       3.25%       2.55%       2.12%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......        .        .64%        .65%        .59%        .42%        .35%
    Ratio of net investment income
      to average net assets......................                2.92%       2.71%       3.21%       2.52%       2.10%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   -           -         .06%        .22%        .30%
    Net Assets, end of period (000's Omitted)....            $526,266    $561,260    $647,557    $772,913    $778,236
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services,
Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $179,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1998. If not applied, $900 of the carryover expires in fiscal 2000, $2,300 expires in fiscal 2002, $39,800 expires in fiscal 2003, $115,000 expires in fiscal 2004, $4,000 expires in fiscal 2005 and $17,000 expires in fiscal 2006.
    At January 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 1998, the Fund was charged $278,689 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended January 31, 1998, the Fund was charged $237,985 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus New Jersey Municipal Money Market Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Money Market Fund, Inc., including the statement of investments, as of January 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 1998 by correspond ence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Money Market Fund, Inc. at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
March 6, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS NEW JERSEY
MUNICIPAL MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                            758AR981
New Jersey
Municipal Money
Market Fund, Inc.
Annual Report
January 31, 1998
Registration Mark
[Dreyfus logo]